MFS® VARIABLE INSURANCE TRUST

MFS® RESEARCH BOND SERIES

Supplement to the Current Statement of Additional Information

Effective immediately, the sub-heading entitled “Other Accounts”, under Appendix D entitled “Portfolio Manager(s)” for MFS Research Bond Series is hereby restated as follows:

Other Accounts.  In addition to the Fund, the Fund’s portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of December 31, 2009 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael W. Roberge	10	$17.0 billion	1	$176.5 million	0	N/A
Robert D. Persons	14	$10.0 billion	2	$402.0 million	2	$337.4 million
Jeffrey S. Wakelin	3	$2.7 billion	1	$176.5 million	0	N/A
Joshua P. Marston	10	$17.0 billion	15	$4.3 billion	3	$378.0 million
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*  Includes the Fund.

The date of this Supplement is February 1, 2010.